EXHIBIT 31.3

CERTIFICATION

OF CHIEF EXECUTIVE OFFICER

Pursuant to section 302 of the Sarbanes-Oxley Act of 2002

I, Aubrey Michael Wilkerson, certify that:

1.	I have reviewed this Amendment No. 1 to the annual report on Form 10-K of F&M Bank Corp.; and

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: May 1, 2023	By:	/s/ Aubrey Michael Wilkerson
Aubrey Michael Wilkerson
Chief Executive Officer